Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO
 18 U.S.C. SECTION 1350

In connection with the quarterly report of Micronet Enertec Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eyal Leibovitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 18, 2015	/s/ Eyal Leibovitz
Eyal Leibovitz
Chief Financial Officer (Principal Financial Officer)